SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 31, 1997

                     MEADOWBROOK REHABILITATION GROUP, INC.


             (Exact name of registrant as specified in its charter)

    Delaware                         0-19726                   94-3022377
(State or other                  (Commission File           (I.R.S.  Employer
jurisdiction of                      Number)              Identification Number)
incorporation)

            2200 Powell Street, Suite 800, Emeryville, CA      94608
              (Address of principal executive offices)      (zip code)


               Registrant's telephone number, including area code:
                                 (510) 420-0900

Item 2.  Acquisition or Disposition of Assets

                  On July 31, 1997, Meadowbrook Rehabilitation Group, Inc., a Delaware corporation (the "Company"), sold the business and assets (other than accounts receivable as of the closing) of Meadowbrook Neurocare-Kansas City, Inc. (the "Subsidiary"), a wholly owned subsidiary of the Company, to NewCare Hospital Corporation (the "Purchaser"), a wholly-owned subsidiary of NewCare Health Corporation. The Subsidiary provided acute and subacute rehabilitation services at a leased hospital in Gardner, Kansas. The hospital was leased from Harvey Wm. Glasser, M.D., the Company's Chief Executive Officer and majority shareholder. Concurrently with the sale of the assets of the Subsidiary, Dr. Glasser sold the hospital leased by the Subsidiary to the Purchaser.

                  In consideration of the transfer of such business and assets of the Subsidiary, the Company received $1,500,000 less the value of certain liabilities of the Subsidiary assumed by the Purchaser. The selling price for the business and assets of the Subsidiary was determined based on arms-length negotiations between the parties. There was no material relationship between the Purchaser and the Company or any of the Company's affiliates, any director or officer of the Company or any associate of any such director or officer.

Item 7.  Financial Statements and Exhibits.


         (b) Pro Forma financial information required pursuant to Article 11 of Regulation S-X.

             Thefollowing Pro Forma financial statements are included following the signature page to this Form 8-K:

             Introduction to the Pro Forma Condensed Consolidated financial information.

             Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997, (unaudited).

             Pro Forma Condensed Consolidated Statements of Income for the twelve months ended June 30, 1996 and for the nine months ended March 31, 1997, (unaudited).

             Notes to Pro Forma Condensed Consolidated financial information (unaudited).

         (c) Exhibits:

         Exhibit 2.1 Agreement of Purchase and Sale, dated June 18, 1997, between NewCare Health Corporation and Meadowbrook Neurocare-Kansas City, Inc. The Registrant agrees to furnish supplementally to the Commission a copy of the omitted schedules.

         SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   August 13, 1997.

                                           MEADOWBROOK REHABILITATION
                                           GROUP, INC.

                                           By: /s/ Harvey Wm. Glasser, M.D.
                                           Harvey Wm. Glasser, M.D.
                                           President and Chief Executive Officer

Item 7(b) Meadowbrook Rehabilitation Group, Inc. reflecting the sale of Meadowbrook Neurocare-Kansas City, Inc.
            Introduction to unaudited Pro Forma Condensed Consolidated Financial information.

            The following tables set forth the unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of March 31, 1997, and the unaudited Pro Forma Condensed Consolidated Statements of Income of the Company for the twelve months ended June 30, 1996 and the nine months ended March 31, 1997. The Pro Forma Condensed Consolidated Statements of Income include adjustments related to the sale of Meadowbrook Rehabilitation Group of Georgia, Inc. The transaction closing date for the sale of Meadowbrook Rehabilitation Group of Georgia, Inc. was March 31, 1997 and therefore the
            Condensed Consolidated Balance Sheet reflects the disposition. The Pro Forma Condensed Consolidated Balance Sheet was prepared assuming that the Company's disposition of Meadowbrook Neurocare-Kansas City, Inc. took place on March 31, 1997. The Pro Forma Condensed Consolidated Statements of Income were prepared assuming that the disposition of Meadowbrook Neurocare-Kansas City, Inc. and the disposition of Meadowbrook Rehabilitation Group of Georgia, Inc. took place as of the beginning of the twelve months ended June 30, 1996 and at the beginning of the nine months ended March 31, 1997, respectively.

            The unaudited financial information furnished herein reflects all adjustments for the twelve months ended June 30, 1996 and the nine months ended March 31, 1997, respectively, consisting only of normal recurring adjustments which, in the opinion of management, are necessary to fairly state the Company's financial position and the results of its operations for the periods presented.

            The unaudited pro forma financial information does not purport to present the consolidated financial position and consolidated results of operations of the Company had the Company's dispositions of Meadowbrook Neurocare-Kansas City, Inc. and Meadowbrook Rehabilitation Group of Georgia, Inc. actually occurred on the dates indicated; nor does it purport to be indicative of results that will be attained in the future.

            The pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statements and Notes thereto contained in the Company's From 10-K for the fiscal year ended June 30, 1996 and the Company's Form 8-K dated March 31, 1997.


                                           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


                                                                                    As of March 31, 1997
                                             -----------------------------------------------------------------------
                                                                    Pro Forma Adjustments
                                                           -----------------------------------
                                                 Actual            Debit            Credit     Ref       Pro Forma
                                               ---------------------------------------------------------------------
 CURRENT ASSETS
       Cash and cash equivalents                 $3,639,993       $1,500,000                   (A)       $5,139,993
       Net patient accounts receivable            5,122,109                                               5,122,109
       Due from intermediaries                        9,630                                                   9,630
       Prepaid expenses and other assets          1,198,336                            $2,410  (A)        1,195,926
                                                                                                        -----------
       Total current assets                       9,970,068                                              11,467,658
                                                                                                        -----------
 PROPERTY AND EQUIPMENT, (net)                    1,188,669                           208,148  (A)          980,521
 GOODWILL AND INTANGIBLE ASSETS                   1,820,472                                               1,820,472
                                                -----------                                             -----------
       TOTAL ASSETS                             $12,979,209                                             $14,268,651
                                                ===========                                             ===========
 CURRENT LIABILITIES                              3,550,872                           146,000  (A)        3,696,872
 LONG-TERM LIABILITIES                              380,956                                                 380,956
                                                -----------                                             -----------
       Total Liabilities                          3,931,828                                               4,077,828
                                                -----------                                             -----------
 MINORITY INTEREST                                        0                                                       0
 STOCKHOLDERS' EQUITY
       Common stock                                  19,302                                                  19,302
       Paid-in capital                           17,908,122                                              17,908,122
       Retained deficit                         (8,880,043)                         1,143,442  (A)      (7,736,601)
                                                -----------                                             -----------
           Total stockholders' equity             9,047,381                                              10,190,823
                                                -----------       ----------       ----------           -----------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
                                                $12,979,209       $1,500,000       $1,500,000           $14,268,651
                                                ===========       ==========       ==========           ===========

 Footnotes on page 9.


                                                  PRO FORMA CONDENSED CONSOLIDATED
                                                        STATEMENTS OF INCOME

                                                                Year Ended June 30, 1996
                           ---------------------------------------------------------------------------------------------------
                                              Georgia Pro Forma            Kansas Pro Forma Adjustments
                                                 Adjustments
                                         -----------------------------     -----------------------------
                                  Actual         Debit          Credit   Ref      Debit         Credit    Ref      Pro Forma
                                ---------------------------------------------------------------------------------------------
OPERATING REVENUES:
   Net patient revenues         $23,622,560    $6,068,071      $184,000 (E,F)  $6,331,254                 (B)     $11,407,235
                                -----------                                                                       -----------
     Net operating revenues      23,622,560                                                                        11,407,235
                                -----------                                                                       -----------
OPERATING EXPENSES:
   Salaries and employee         15,189,173                   4,204,456 (C,E)                 $3,387,295  (B,C)     7,597,422
benefits
   Other operating expenses       9,108,509                   1,847,827 (C,E)                  2,255,209  (B,C)     5,005,473
                                -----------                                                                       -----------
     Total operating expenses    24,297,682                                                                        12,602,895
                                -----------                                                                       -----------
     Loss from operations         (675,122)                                                                       (1,195,660)
                                -----------                                                                       -----------
OTHER (INCOME) EXPENSE:
   Gain on sale of assets                 0                                                                                 0
   Interest income                (113,834)                      65,000 (D)                       75,000  (D)       (253,834)
                                -----------                                                                       -----------
     Net other income             (113,834)                                                                         (253,834)
                                -----------                                                                       -----------
     Loss before income taxes     (561,288)                                                                         (941,826)
INCOME TAX PROVISION
(BENEFIT)                                 0                                                                                 0
                                -----------                                                                       -----------
    NET LOSS BEFORE                                                                                                 (941,826)
MINORITY INTEREST                 (561,288)
                                -----------                                                                       -----------
MINORITY INTEREST                    29,016                                                                            29,016
                                -----------    ----------    ----------        ----------
NET LOSS                        $ (590,304)    $6,068,071    $6,301,283        $6,331,254     $5,717,504           $(970,842)
                                ===========    ==========    ==========        ==========
NET LOSS PER SHARE
(primary and fully diluted)         ($0.31)                                                                           ($0.50)
                                ===========                                                                       ===========
WEIGHTED AVERAGE COMMON
AND COMMON EQUIVALENT
SHARES OUTSTANDING                1,930,244                                                                         1,930,244
                                ===========                                                                       ===========

 Footnotes on page 9.



                                                  PRO FORMA CONDENSED CONSOLIDATED
                                                        STATEMENTS OF INCOME

                                                                    Nine Months Ended March 31, 1997
                                      ----------------------------------------------------------------------------------------------
                                                          Georgia Pro Forma                Kansas Pro Forma
                                                             Adjustments                     Adjustments
                                          Actual         Debit          Credit    Ref       Debit       Credit    Ref     Pro Forma
                                      ----------------------------------------------------------------------------------------------
OPERATING REVENUES:
      Net patient revenues                $17,013,035   $4,856,216      $138,000(E,F)    $3,738,745               (B)     $8,556,074
                                      ---------------                                                                     ----------
           Net operating revenues          17,013,035                                                                      8,556,074
                                      ---------------                                                                     ----------
 OPERATING EXPENSES:
      Salaries and employee benefits       11,926,130                  3,371,655(C,E)                 $2,552,610  (B,C)    6,001,865
      Other operating expenses              6,668,417                  1,291,786(C,E)                  1,577,938  (B,C)    2,736,809
                                      ---------------                                                                     ----------
           Total operating expenses        18,594,547                                                                      8,738,674
                                      ---------------                                                                     ----------
           Loss from operations           (1,581,512)                                                                      (182,600)
                                      ---------------                                                                     ----------
 OTHER (INCOME) EXPENSE:
      Gain on sale of assets                (530,942)                                                                        530,942
      Interest income                        (38,184)                     48,750(D)                       56,250  (D)      (143,184)
                                      ---------------                                                                     ----------
           Net other income                 (569,126)                                                                        387,758
                                      ---------------                                                                     ----------
           Loss before income taxes       (1,012,386)                                                                      (570,358)
                                                                                                                          ----------
 INCOME TAX PROVISION (BENEFIT)
                                                    0                                                                              0
                                      ---------------                                                                     ----------
      NET LOSS BEFORE MINORITY
 INTEREST                                 (1,012,386)                                                                      (570,358)
                                      ---------------                                                                     ----------
 MINORITY INTEREST                             26,660                                                                         26,660
                                      ---------------   ----------    ----------         ----------   ----------          ----------
 NET LOSS                                $(1,039,046)   $4,856,216    $4,850,191         $3,738,745   $4,186,798          $(597,018)
                                      ===============   ==========    ==========         ==========   ==========          ==========
 NET LOSS PER SHARE (primary and
 fully diluted)                               ($0.54)                                                                       ($0.31)
                                      ===============                                                                ==============
 WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING              1,930,349                                                                     1,930,349
                                      ===============                                                                ==============

Footnotes on page 9.

                     Meadowbrook Rehabilitation Group, Inc.
         Reflecting the Sale of Meadowbrook Neurocare-Kansas City, Inc.

         Notes to Pro Forma Condensed Consolidated Financial Information

1. The amounts reflected in these notes are based on estimates which are subject to change. The following pro forma adjustments were made to the March 31, 1997 Condensed Consolidated Balance Sheet to reflect the sale of Meadowbrook Neurocare-Kansas City, Inc. for cash.

    (A) To record the sale of certain assets of Meadowbrook Neurocare-Kansas City, Inc.

2. The following pro forma adjustments were made to the Condensed Consolidated Statements of Income for the twelve months ended June 30, 1996 and the nine months ended March 31, 1997.

    (B) Elimination of all operating revenue and expenses for Meadowbrook Neurocare-Kansas City, Inc.

    (C) Estimated reduction of Corporate office salaries and wages and operating expenses.

    (D) Estimated increase in Meadowbrook Rehabilitation Group, Inc.'s interest income due to higher cash balances.

    (E) Elimination of all operating revenue and expenses for Meadowbrook Rehabilitation Group of Georgia, Inc.

    (F) Estimated increase in revenue due to increased Medicare reimbursement based on higher overall Medicare utilization.